EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, Seth L. Van Voorhees, Executive Vice President, Chief Financial Officer, Secretary and Treasurer of American Pacific Corporation, a Delaware corporation (the “Company”), does hereby certify, to his knowledge, that:
The Annual Report on Form 10-K for the year ended September 30, 2005 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SETH L. VAN VOORHEES

Seth L. Van Voorhees Executive Vice President, Chief Financial Officer, and Treasurer
December 22, 2005
Page 1 of Exhibit 32.2